Exhibit 99.2

Annex A

Adjustments to Certain Terms of Citigroup Securities in Connection with Reverse Stock

Split

All Adjustments Effective at 4:10 p.m. (Eastern Time) on May 6, 2011

Warrants Due October 28, 2018 (CUSIP No.: 172967 234) (NYSE: C WS B)

(Capitalized terms are as defined in the related Global Warrant dated January 31, 2011)

Warrant Share Number Prior to Adjustment	Warrant Share Number After Adjustment	Adjustment Formula

One share of common stock	1/10th of one share of common stock	Warrant Share Number prior to adjustment proportionally adjusted in light of combination of shares =

1 ÷ 10 =

1/10

Exercise Price Prior to Adjustment	Exercise Price After Adjustment	Adjustment Formula

$17.85	$178.50	Exercise Price after adjustment = Exercise Price prior to adjustment × (Warrant Share Number prior to adjustment ÷ Warrant Share Number after adjustment) =

$17.85 × (1 ÷ 1/10) =

$178.50

Warrants Due January 4, 2019 (CUSIP No.: 172967 226) (NYSE: C WS A)

(Capitalized terms are as defined in the related Global Warrant dated January 31, 2011)

Warrant Share Number Prior to Adjustment	Warrant Share Number After Adjustment	Adjustment Formula

One share of common stock	1/10th of one share of common stock	Warrant Share Number prior to adjustment proportionally adjusted in light of combination of shares =

1 ÷ 10 =

1/10

Exercise Price Prior to Adjustment	Exercise Price After Adjustment	Adjustment Formula

$10.61	$106.10	Exercise Price after adjustment = Exercise Price prior to adjustment × (Warrant Share Number prior to adjustment ÷ Warrant Share Number after adjustment) =

$10.61 × (1 ÷ 1/10) =

$106.10

7.50% T-DECS Due December 15, 2012 (CUSIP No.: 172967 416) (NYSE: CPRH)

(Terms below are used as described in the related Final Prospectus dated December 16, 2009)

“Fixed Settlement Rate” Prior to Adjustment	“Fixed Settlement Rate” After Adjustment	Adjustment Formula for “Fixed Settlement Rate”

If the applicable “market value” equals or exceeds $3.94, the “fixed settlement rate” will equal 25.3968 shares of common stock (the “minimum settlement rate”)	If the applicable “market value” equals or exceeds $39.37, the “fixed settlement rate” will equal 2.5397 shares of common stock (the “minimum settlement rate”)

SR1 = SR0 × (OS1÷OS0), where

SR0= the fixed settlement rate in effect at the close of business on the record date

SR1 = the fixed settlement rate in effect immediately after the record date

OS0 = the number of shares of Citigroup common stock outstanding at the close of business on the record date prior to giving effect to such event

OS1 = the number of shares of Citigroup common stock that would be outstanding immediately after, and solely as a result of, such event =

SR1 = 25.3968 × (1/10) =

SR1 = 2.5397

If the applicable “market value” is greater than $3.15 but less than $3.94, the “fixed settlement rate” will equal a number of shares of common stock having a value (based on the applicable “market value”) equal to $100	If the applicable “market value” is greater than $31.50 but less than $39.37, the “fixed settlement rate” will equal a number of shares of common stock having a value (based on the applicable “market value”) equal to $100

If the applicable “market value” is less than or equal to $3.15, the “fixed settlement rate” will equal 31.7460 shares of common stock (the “maximum settlement rate”)	If the applicable “market value” is less than or equal to $31.50, the “fixed settlement rate” will equal 3.1746 shares of common stock (the “maximum settlement rate”)	SR1 = SR0 × (OS1÷OS0), where SR0= the fixed settlement rate in effect at the close of business on the record date SR1 = the fixed settlement rate in effect immediately after the record date

OS0 = the number of shares of Citigroup common stock outstanding at the close of business on the record date prior to giving effect to such event

OS1 = the number of shares of Citigroup common stock that would be outstanding immediately after, and solely as a result of, such event =

SR1 = 31.7460 × (1/10) =

SR1 = 3.1746

“Early Settlement Rate” Prior to Adjustment	“Early Settlement Rate” After Adjustment

25.3968 shares of common stock (the “minimum settlement rate”)	2.5397 shares of common stock (the “minimum settlement rate”)

“Fundamental Change Early Settlement Rate” Prior to Adjustment

The following table sets forth the fundamental change early settlement rate per purchase contract for each stock price and effective date set forth below:

	Effective Date
Stock Price	December 15, 2010	December 15, 2011	December 15, 2012
$1.00	30.2782	31.4081	31.7460
$2.00	27.6004	29.3430	31.7460

$2.50	26.6896	28.1419	31.7460
$3.00	26.0654	27.1550	31.7460
$3.15	25.9221	26.9180	31.7460
$3.25	25.8348	26.7738	30.7692
$3.50	25.6477	26.4510	28.5714
$3.75	25.5036	26.1926	26.6667
$3.94	25.4099	26.0255	25.3968
$4.00	25.3821	25.9771	25.3968
$4.50	25.2131	25.6714	25.3968
$5.00	25.1126	25.4886	25.3968

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•

if the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the fundamental change early settlement rate will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year;

•	if the stock price is greater than $5.00 per share (subject to adjustment as described in the Final Prospectus), the fundamental change early settlement rate will be the minimum settlement rate; or

•

if the stock price is less than $1.00 per share (subject to adjustment as described in the Final Prospectus), the “minimum stock price,” the fundamental change early settlement rate will be determined as if the stock price equaled the minimum stock price, and using straight line interpolation, as described in the first bullet of this paragraph, if the effective date is between two dates in the table.

“Fundamental Change

Early Settlement Rate”

After Adjustment

The following table sets forth the fundamental change early settlement rate per purchase contract for each stock price and effective date set forth below:

	Effective Date
Stock Price	December 15, 2010	December 15, 2011	December 15, 2012
$10.00	3.0278	3.1408	3.1746
$20.00	2.7600	2.9343	3.1746
$25.00	2.6690	2.8142	3.1746
$30.00	2.6065	2.7155	3.1746
$31.50	2.5922	2.6918	3.1746
$32.50	2.5835	2.6774	3.0769
$35.00	2.5648	2.6451	2.8571
$37.50	2.5504	2.6193	2.6667
$39.40	2.5410	2.6026	2.5397
$40.00	2.5382	2.5977	2.5397
$45.00	2.5213	2.5671	2.5397
$50.00	2.5113	2.5489	2.5397

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•

if the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the fundamental change early settlement rate will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year;

•	if the stock price is greater than $50.00 per share (subject to adjustment as described in the Final Prospectus), the fundamental change early settlement rate will be the minimum settlement rate; or

•

if the stock price is less than $10.00 per share (subject to adjustment as described in the final prospectus), the “minimum stock price,” the fundamental change early settlement rate will be determined as if the stock price equaled the minimum stock price, and using straight line interpolation, as described in the first bullet of this paragraph, if the effective date is between two dates in the table.

6.5% Non-Cumulative Convertible Preferred Stock, Series T (CUSIP No.: 172967 598)

(NYSE: CPRI)

(Terms below are used as described in the related Final Prospectus dated January 17, 2008)

“Conversion Rate” Prior to Adjustment (Implied Conversion Price Prior to Adjustment)	“Conversion Rate” After Adjustment (Implied Conversion Price After Adjustment)	Adjustment Formula

1,482.3503 shares of common stock [1.4823503 shares per Despositary Share] ($33.73)	148.2350 shares of common stock [0.1482350 shares per Despositary Share] ($337.30)

CR1 = CR0 x (OS1÷ OS0), where

CR0= the conversion rate in effect at the close of business on the record date

CR1 = the conversion rate in effect immediately after the record date

OS0 = the number of shares of Citigroup common stock outstanding at the close of business on the record date prior to giving effect to such event

OS1 = the number of shares of Citigroup common stock that would be outstanding immediately after, and solely as a result of, such event =

CR1 = 1,482.3503 x (1/10) =

CR1 = 148.2350

“Make-Whole Shares”

Prior to Adjustment

	Stock Price
Effective Date	$26.35	$29.00	$31.50	$34.00	$36.50	$39.00	$41.50	$45.00	$50.00	$55.00	$60.00	$70.00	$80.00
February 15, 2011	395.7941	307.9461	245.7090	198.1091	161.3901	132.8521	110.5526	86.9818	64.1080	49.3099	39.4578	27.8596	21.5687
February 15, 2012	381.2183	289.4432	223.9699	173.5976	134.6697	104.5878	81.4242	57.8404	36.6760	24.6960	17.9378	11.6860	9.0663
February 15, 2013	357.8192	261.7929	193.6996	140.8052	98.3019	63.0255	33.5871	4.8144	0.0000	0.0000	0.0000	0.0000	0.0000
February 15, 2014	332.5456	231.2139	162.2294	112.0320	74.8500	46.3888	24.1098	3.2856	0.0000	0.0000	0.0000	0.0000	0.0000
February 15, 2015	305.5186	179.3119	85.2333	2.7684	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock price and effective dates may not be set forth on the table, in which case:

•

if the stock price is between two stock price amounts on the table or the effective date is between two dates on the table, the number of make-whole shares will be determined by straight-line interpolation between the number of make-whole shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 365-day year;

•

if the stock price is in excess of $80.00 per share (subject to adjustment as described in the Final Prospectus), no make-whole shares will be issued upon conversion of the Convertible Preferred Stock; and

•	if the stock price is less than $26.35 per share (subject to adjustment as described in the Final Prospectus), no make-whole shares will be issued upon conversion of the Convertible Preferred Stock.

“Make-Whole Shares”

After Adjustment

	Stock Price
Effective Date	$263.50	$290.00	$315.00	$340.00	$365.00	$390.00	$415.00	$450.00	$500.00	$550.00	$600.00	$700.00	$800.00
February 15, 2011	39.5794	30.7946	24.5709	19.8109	16.1390	13.2852	11.0553	8.6982	6.4108	4.9310	3.9458	2.7860	2.1569
February 15, 2012	38.1218	28.9443	22.3970	17.3598	13.4670	10.4588	8.1424	5.7840	3.6676	2.4696	1.7938	1.1686	0.9066
February 15, 2013	35.7819	26.1793	19.3700	14.0805	9.8302	6.3026	3.3587	0.4814	0.0000	0.0000	0.0000	0.0000	0.0000
February 15, 2014	33.2546	23.1214	16.2229	11.2032	7.4850	4.6389	2.4110	0.3286	0.0000	0.0000	0.0000	0.0000	0.0000
February 15, 2015	30.5519	17.9312	8.5233	0.2768	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock price and effective dates may not be set forth on the table, in which case:

•

if the stock price is between two stock price amounts on the table or the effective date is between two dates on the table, the number of make-whole shares will be determined by straight-line interpolation between the number of make-whole shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 365-day year;

•

if the stock price is in excess of $800.00 per share (subject to adjustment as described in the Final Prospectus), no make-whole shares will be issued upon conversion of the Convertible Preferred Stock; and

•	if the stock price is less than $263.50 per share (subject to adjustment as described in the Final Prospectus), no make-whole shares will be issued upon conversion of the Convertible Preferred Stock.

“Fundamental Change”

Prior to Adjustment

In lieu of receiving the make-whole shares, if the reference price (as defined in the Final Prospectus) in connection with a make-whole acquisition is less than the applicable conversion price (a “fundamental change”), a holder may instead elect to convert such holder’s shares of Convertible Preferred Stock during the make-whole acquisition conversion period at an adjusted conversion price equal to the greater of (1) the reference price and (2) $18.45, subject to adjustment (the “base price”).

If the reference price is less than the base price, holders will receive a maximum of 2,710.5834 shares of Citigroup common stock per share of Convertible Preferred Stock, subject to adjustment as described in the Final Prospectus) , which may result in a holder receiving value that is less than the liquidation preference of the Convertible Preferred Stock.

“Fundamental Change”

After Adjustment

In lieu of receiving the make-whole shares, if the reference price (as defined in the Final Prospectus) in connection with a make-whole acquisition is less than the applicable conversion price (a “fundamental change”), a holder may instead elect to convert such holder’s shares of Convertible Preferred Stock during the make-whole acquisition conversion period at an adjusted conversion price equal to the greater of (1) the reference price and (2) $180.45, subject to adjustment (the “base price”).

If the reference price is less than the base price, holders will receive a maximum of 271.0583 shares of Citigroup common stock per share of Convertible Preferred Stock, subject to adjustment as described in the Final Prospectus) , which may result in a holder receiving value that is less than the liquidation preference of the Convertible Preferred Stock.